Exhibit 99.1

NovaBay Pharmaceuticals Signs Agreement to Acquire DERMAdoctor

Acquisition has the potential to double topline revenue in 2022

Operational synergies and diversified product portfolio expected to drive profitability

Conference Call Wednesday at 1:30 p.m. Pacific time

EMERYVILLE, Calif. (September 28, 2021) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) announces it has entered into a definitive agreement to acquire DERMAdoctor, LLC, a privately-held company that commercializes dermatologist-developed skincare products, including all of its inventory, products and intellectual property, for a purchase price of $15.0 million, comprised of $12.0 million in cash at closing and up to an additional $3 million in earnout payments contingent upon the DERMAdoctor business achieving predetermined financial targets for the 2022 and the 2023 fiscal years.

DERMAdoctor produces and sells more than 30 products under lines that include Ain’t Misbehavin’, Calm Cool + Corrected, Kakadu C, KP Duty, and Wrinkle Revenge. Its products are designed to address acne, aging skin, dark spots, dry skin, eczema, fine lines and wrinkles, enlarged pores, hyperhidrosis, keratosis pilaris, oily skin, rosacea and sensitive skin. DERMAdoctor sells its products through major retailers such as Macy’s, QVC, Costco, digital beauty retailers such as SkinStore and Amazon, as well as its own website. DERMAdoctor also has a large and growing network of international distributors and retailers.

“Having evaluated various strategic opportunities to expand NovaBay’s commercial presence in the beauty industry with complementary product offerings, DERMAdoctor stood out as the ideal fit commercially, while also supporting the goals of reaching profitability and enhancing stockholder value,” said Justin Hall, NovaBay CEO. “This acquisition will significantly increase NovaBay’s presence in the U.S. beauty market with the addition of over 30 products currently sold by DERMAdoctor, which were developed under the leadership of Dr. Audrey Kunin, a well-known leader in the skincare product industry. The DERMAdoctor skincare products have been medically and clinically formulated to be highly effective yet gentle on skin, characteristics of our own CelleRx Clinical Reset. We plan to employ our commercial organization’s expertise and industry relationships in combination with those of DERMAdoctor in order to broaden the distribution and future growth of our combined products to an expanded and more diverse customer base.”

“While we expect DERMAdoctor existing product sales to double our topline revenue, the combined company platform significantly expands our opportunities for future growth. We will be investing in new products and new brands, with Dr. Audrey Kunin providing both creative and strategic direction. Along with expected revenue growth, we also expect to achieve operating and expense synergies as a result of this transaction. With higher sales and expense synergies from combining DERMAdoctor with our operations, we finally have a clear path to profitability,” he added.

DERMAdoctor’s co-founders, Audrey Kunin and Jeff Kunin, will continue in the executive leadership of DERMAdoctor after the transaction. Dr. Audrey Kunin will serve as NovaBay’s Chief Product Officer for all new product development, Dr. Jeff Kunin will remain as DERMAdoctor’s President and the entire 13-member DERMAdoctor team will continue with DERMAdoctor after the transaction. In addition, Dr. Audrey Kunin is expected to join the NovaBay board of directors after the closing of the transaction. NovaBay plans for the DERMAdoctor business to continue its operations from its current headquarters in Riverside, Missouri.

“This is truly an exciting opportunity to advance and enhance the DERMAdoctor business by introducing our clinically formulated skincare products to a larger number of prospective customers utilizing the proven sales, marketing and distribution capabilities of NovaBay,” said Dr. Audrey Kunin. “We designed DERMAdoctor products with synergistic blends of science and technology to be elegant, hypoallergenic, multitasking, problem-solving and highly effective. We created DERMAdoctor to address the all-too-common skincare concerns that were overlooked by the beauty industry, providing hassle-free, highly effective, prestige treatments that are non-irritating to skin. With the infrastructure and support of NovaBay, we will be able to create, innovate, and sell like never before. We are looking forward to joining forces with the NovaBay team to drive our brands, new and old, to even greater success.”

The parties are targeting a closing of the transaction in the fourth quarter 2021, subject to customary closing conditions. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be subsequently filed by NovaBay with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

Conference Call

NovaBay management will host an investment community conference call Wednesday at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss this announcement and answer questions. Shareholders and other interested parties may participate in the conference call by dialing 866-777-2509 from within the U.S. or 412-317-5413 from outside the U.S., and requesting the NovaBay Pharmaceuticals call.

A live webcast of the call will be available at http://novabay.com/investors/events and will be archived for 90 days. A replay of the call will be available beginning two hours after the call ends through December 31, 2021 by dialing 877-344-7529 from within the U.S., 855-669-9658 from Canada or 412-317-0088 from outside the U.S., and entering the conference identification number 10159955.

About NovaBay Pharmaceuticals, Inc.: Going Beyond Antibiotics®

NovaBay Pharmaceuticals, Inc. (“NovaBay”) is a biopharmaceutical company focusing on high-quality, differentiated, anti-infective consumer products: Avenova®, the premier antimicrobial lid and lash spray, CelleRx® Clinical Reset™, a breakthrough product in the beauty category, and NeutroPhase® Skin and Wound Cleanser for wound healing. NovaBay’s products are formulated with its patented, pure, stable, pharmaceutical-grade hypochlorous acid that replicates the antimicrobial chemicals used by white blood cells to fight infection. NovaBay’s hypochlorous acid products do not cause stinging or irritation, are non‑toxic and non-sensitizing, making them completely safe for regular use. Avenova is the only commercial hypochlorous acid lid and lash spray product clinically proven to reduce bacterial load on ocular skin surfaces, thus effectively addressing the underlying cause of bacterial dry eye.

About DERMAdoctor

DERMAdoctor delivers on the promise that clinical skin therapy can be fun and easy, while still delivering significant, measurable results. According to its founder, Dr. Audrey Kunin, “We are a clinical skincare brand from a female dermatologist's point of view. Designed to be elegant, hypoallergenic, multitasking, problem-solving and highly effective. Additional information is available at www.dermadoctor.com.

NovaBay Pharmaceuticals Forward-Looking Statements

This press release contains forward‑looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of NovaBay as well as the transaction to acquire DERMAdoctor (the “Transaction”). This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, the financial impact of the proposed Transaction with DERMAdoctor, our partnerships, and any future revenue that may result from selling our products, as well as generally NovaBay’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q, Form 10-K and/or 8-K filings with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com.

Avenova.com

CelleRx Clinical Reset Purchasing Information

For NovaBay CelleRx Clinical Reset purchasing information

Please call 877-CELLERX

www.CelleRx.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

NovaBay Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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